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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  ------------

                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported) August 29, 1997
                                                 ---------------


                              Royal Precision, Inc.
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               (Exact Name of Registrant as Specified in Charter)


         Delaware                    0-71735                   06-1453896
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(State or Other Jurisdiction        (Commission               (IRS Employer
      of Incorporation)             File Number)             Identification No.)


3490 Clubhouse Drive, Suite 102, Jackson Hole, Wyoming            83001
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(Address of Principal Executive Offices)                        (Zip Code)


Registrant's telephone number, including area code (307) 739-1188
                                                   --------------

                             FM Precision Golf Corp.
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          (Former Name or Former Address, if Changed Since Last Report)





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                              ROYAL PRECISION, INC.
                                    FORM 8-K
                                 CURRENT REPORT



Item 2.  Acquisition or Disposition of Assets.
         -------------------------------------

         On August 29, 1997 (the "Effective Date"), FMPSUB, Inc., a wholly owned subsidiary of Royal Precision, Inc. (the "Registrant") merged with and into Royal Grip, Inc. ("RG"). RG was the surviving corporation and became a wholly-owned subsidiary of the Registrant. The Merger will be treated as a purchase of RG by Registrant for accounting and financial reporting purposes.

         The Merger was approved by the holders of a majority of Registrant's common stock on April 17, 1997. The Merger was approved by the holders of a majority of RG's common stock on August 29, 1997.

         In the Merger, each outstanding share of RG common stock was converted into the right to receive one-half share of common stock, par value $.001 per share, of Registrant. No fractional shares of Registrant were issued in the Merger. In lieu of any such fractional shares, each holder of RG common stock who was otherwise entitled to receive a fractional share of Registrant common stock pursuant to the Merger will be paid an amount in cash equal to such fractional interest multiplied by the average of the high and low trading prices per share of RG common stock for the five trading days ended immediately prior to the Merger which was $3.94. As a result of the Merger, the pre-Merger stockholders and option holders of RG own or have the right to acquire 30% of Registrant's common stock on a fully diluted basis. The number of shares of Registrant's common stock issued in the Merger was determined by arms-length negotiations between Registrant and RG.

         The Merger is intended to qualify as a tax-free reorganization within the meaning of Section 386(a)(1)(A) and Section 368(a)(2)(E) of the Internal Revenue Code of 1986, as amended. If the Merger qualifies as a tax-free reorganization, RG shareholders will not recognize gain or loss for federal income tax purposes by reason of their exchange of shares of RG common stock for Registrant's common stock. RG shareholders who receive cash in lieu of fractional shares may be required to recognize a gain or loss as to such fractional shares for federal income tax purposes.

         Registrant became the parent company of RG as a result of the Merger. Until their respective successors are duly elected or appointed, the officers of the Registrant are Richard P. Johnston, Chairman of the Board; Danny Edwards, Vice Chairman of the Board; Christopher A. Johnston, President, Chief Executive Officer and Treasurer; Ronald L. Chalmers, Executive Vice President; Robert G.
J. Burg, II, Executive Vice President; David E. Johnston, Executive Vice President; and Kenneth J. Warren, Secretary. The directors of the Registrant are Messrs. Burg, Edwards, Richard Johnston, Christopher Johnston, David Johnston, Chalmers, Warren, Raymond J. Minella and James G. DeMello.

         RG is the surviving corporation in the Merger and will be operated as a wholly owned subsidiary of the Registrant. One of the directors of the surviving corporation is Robert G. J. Burg, II, and the officers of RG immediately prior to the Merger continue as the officers of the surviving corporation, in each case until their respective successors are duly elected or appointed.

         RG uses its physical property to design and distribute golf club grips and to design, manufacture and distribute athletic headwear. Registrant intends to continue to use this physical property for the same purposes.

         RG designs and distributes golf club grips and designs and manufactures athletic headwear. In 1989, RG introduced a rubber wrap golf grip that gained widespread acceptance in the golf industry and enabled RG to achieve brand name recognition. Registrant is a leading designer and manufacturer of high-quality innovative golf shafts. Registrant believes that there is a natural fit between RG and the Registrant and that the similar customer base of the


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                              ROYAL PRECISION, INC.
                                    FORM 8-K
                                 CURRENT REPORT

combined companies may provide enhanced operating efficiencies and marketing opportunities in the sporting goods industry.

         Registrant has entered into a Consulting Agreement with Danny Edwards. Under the Consulting Agreement, Mr. Edwards will make himself available to consult with Registrant on matters relating to its business and Mr. Edwards has agreed to endorse the products of Registrant and promote Registrant and its products by actively appearing on the "Nike" tour and in golf tournaments sponsored by the PGA. Mr. Edwards' consulting obligations are limited to 25 hours during a calendar quarter. The term of the agreement commences with the Effective Date and expires on its second anniversary. Registrant has agreed to pay Mr. Edwards $180,000 per year and provide him with health insurance for his services as a consultant. If Mr. Edwards does not complete the first two days of at least ten tournaments on the Nike tour or PGA events in any year, Registrant may reduce the payment to him by $15,000 for each tournament not completed, unless the noncompletion is due to injury and Mr. Edwards appears and promotes Registrant products at such tournament. Registrant may terminate the agreement if Mr. Edwards engages in gross and wilful misconduct injurious to Registrant or if Mr. Edwards fails to complete the first two days of at least five tournaments during any year unless non-completion is due to injury and Mr. Edwards appears at the tournament and promotes Registrant products. Mr. Edwards has agreed not to compete with Registrant during the term of this agreement and to hold confidential information in confidence during the term of the agreement and for one year thereafter. The value of this Consulting Agreement to Mr. Edwards for the two-year term is approximately $370,000. Mr. Edwards is the only RG executive officer to receive a consulting agreement.

         If the employment of Robert G. J. Burg, II (President of RG) with RG, Registrant or any other successor is terminated by his employer for any reason other than for gross and wilful misconduct or if Mr. Burg terminates his employment because of certain changes to the conditions of his employment (the Merger itself not constituting such a change), Mr. Burg will be entitled to twelve months of severance pay to be paid upon termination along with existing health benefits for a like period, and extension of the exercise period of his RG Options for one year. Mr. Burg's RG Options are currently vested. Thomas A. Schneider (Vice President of RG) has a substantially similar severance agreement, except that the period for severance pay and benefits is nine months rather than twelve and all options held by Mr. Schneider will immediately vest upon termination. The value of the severance agreements for Mr. Burg and Mr. Schneider is approximately $153,000 and $97,000, respectively, assuming these amounts were payable as of the date of the Merger. The value of Mr. Schneider's agreement includes the value of immediate vesting of nonvested RG Options calculated using the closing RG Common Stock price on June 30, 1997 of $3.25, less the exercise prices, multiplied by the number of options which vest immediately upon termination.

         Danny Edwards, Drew M. Brown, Mark N. Sklar, Bennett Dorrance, Trustee, and DMB Property Ventures Limited Partnership (collectively, the "Edwards Group") who collectively owned 54% of RG prior to the Merger and Christopher A. Johnston, RPJ/JAJ Partners, Ltd., David E. Johnston, Berenson, Minella & Company and certain of its affiliates and Kenneth J. Warren (collectively, the "Johnston Group") have entered into a Registration Rights Agreement with Registrant. Under the Registration Rights Agreement, a group (for this purpose Berenson Minella is treated as a separate group) may demand registration under the Securities Act of Registrant common stock having a value of not less than $5 million. Registrant will not be obligated to effect more than one demand registration for the Edwards Group, more than two demand registrations for the Johnston Group or more than one demand registration for the Berenson Minella Group. No demand can be made during the first year, and only one demand can be made during the second year. Any group may join in pro rata only during the second year. The parties to the Registration Rights Agreement also have the right to have their shares of Registrant Common Stock included in certain other registration statements filed by Registrant from time to time. The number of shares to be registered is subject to reduction at the request of an underwriter. Under the Registration Rights Agreement, Registrant will indemnify selling stockholders against liabilities created by untrue statements of material fact or omissions of material facts from a registration statement and each of the security holders agrees to indemnify Registrant for a liability created by untrue statements of material fact or omissions of material fact in information supplied by the stockholder to Registrant which is included in a registration statement. A stockholder will cease to have registration rights when the applicable group or its


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                              ROYAL PRECISION, INC.
                                    FORM 8-K
                                 CURRENT REPORT

transferees hold Registrant Common Stock existing at the effective date of the Merger or received upon the exercise of an option held by a party to the Registration Rights Agreement on the effective date which is less than 5% of the then outstanding shares. For this purpose, shares of Registrant common stock that have been registered for sale under the Securities Act or that may be sold without restriction under Rule 144(k) are not counted.

         The Edwards Group and the Johnston Group have entered into a Stockholder Agreement, which will take effect at the effective date of the Merger and will terminate three years after the effective date. Under the Stockholder Agreement, the Johnston Group will be entitled to designate six members of the Registrant board of directors and the Edwards Group shall be entitled to designate three members of the Registrant board of directors. The Registrant board of directors will consist of at least nine members serving for staggered three year terms. If the Registrant board of directors is expanded, the groups will designate directors in a ratio of two to one unless the Edwards Group no longer owns 10% of Registrant's voting securities or the vacancy is filled by an independent director. Members of each group shall serve in each class of directors. Danny Edwards and Robert G.J. Burg, II will serve on the Executive Committee and the Edwards Group will be entitled to designate a member of the Compensation Committee. Each of the parties to the Stockholder Agreement has agreed to vote his shares of Registrant common stock in favor of designees of the Johnston Group and the Edwards Group and to not vote for the removal of a director designated under the Stockholder Agreement unless for cause, which is limited to wilful and continued failure to substantially perform his duties, wilful conduct which is significantly injurious to Registrant or conviction for a felony, or with the written consent of the group that designated the director.



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                              ROYAL PRECISION, INC.
                                    FORM 8-K
                                 CURRENT REPORT


Item 5.  Other Events.
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         On August 29, 1997, Registrant changed its name from FM Precision Golf
         Corp. ("FMP") to Royal Precision, Inc.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         -------------------------------------------------------------------

         (a)  Financial Statements of Business Acquired.

         Incorporated by reference to the Financial Statements of Royal Grip, Inc. beginning on page F-1(RG) of the Registrant's Registration Statement on Form S-4 filed on June 9, 1997, as amended by Amendment Number 1 filed on July 25, 1997, Amendment Number 2 filed on August 15, 1997 and Amendment Number 3 filed on August 18, 1997 (the "Form S-4") and filed herein as Exhibit 99.1.

         (b)  Pro Forma Financial Information.

         Incorporated by reference to the Unaudited Pro Forma Condensed Consolidated Financial Statements beginning on page 39 of the Registrant's Form S-4 and filed herein as Exhibit 99.2.

         (c)  Exhibits.

(2)      PLAN OF ACQUISITION, REORGANIZATION, ARRANGEMENT, LIQUIDATION, OR
         SUCCESSION

         Exhibit 2.1.

         Agreement and Plan of Merger dated as of May 14, 1997 among Royal Grip, Inc., FM Precision Golf Corp. and FMPSUB, Inc. (incorporated by reference to Annex I to the Registrant's Form S-4).

         Exhibit 2.2.

         Consulting Agreement dated as of May 14, 1997 between FM Precision Golf Corp. and Danny Edwards (incorporated by reference to Exhibit 2.2 to the Registrant's Form S-4).

         Exhibit 2.3.

         Registration Rights Agreement dated as of May 14, 1997 among Danny Edwards, Drew M. Brown, DMB Property Ventures Limited Partnership, Mark
         N. Sklar, Bennett Dorrance, Trustee of the Bennett Dorrance Trust, Christopher A. Johnston, RPJ/JAJ Partners, Ltd., David E. Johnston, Kenneth J. Warren, Berenson Minella & Company, L.P. and FM Precision Golf Corp. (incorporated by reference to Exhibit 2.3 to the Registrant's Form S-4).

         Exhibit 2.4.

         Stockholder Agreement dated as of May 14, 1997 among Danny Edwards, Drew M. Brown, DMB Property Ventures Limited Partnership, Mark N. Sklar, Bennett Dorrance, Trustee of the Bennett Dorrance Trust, Christopher A. Johnston, RPJ/JAJ Partners, Ltd., David E. Johnston, Kenneth J. Warren, Berenson Minella & Company, L.P. and FM Precision Golf Corp. (incorporated by reference to Exhibit 2.4 to the Registrant's Form S-4).




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                              ROYAL PRECISION, INC.
                                    FORM 8-K
                                 CURRENT REPORT



         Exhibit 2.5.

         Voting Agreement dated as of May 14, 1997 among Danny Edwards, Drew M. Brown, Mark N. Sklar, Bennett Dorrance, Trustee of the Bennett Dorrance Trust, DMB Property Ventures Limited Partnership and FM Precision Golf Corp. (incorporated by reference to Exhibit 2.5 to the Registrant's Form S-4).

(4) INSTRUMENTS DEFINING THE RIGHTS OF HOLDERS INCLUDING INDENTURES

         Exhibit 4.1.

         See Articles FOUR, FIVE and SEVEN of the Amended and Restated Certificate of Incorporation of FM Precision Golf Corp. (incorporated by reference to Annex IV to the Registrant's Form S-4).

         Exhibit 4.2.

         See Article I, Sections 2.1 and 2.2 of Article II and Section 7.3 of
         Article VII of the Bylaws of Royal Precision, Inc. (f/k/a FM Precision Golf Corp.) (incorporated by reference to Exhibit 3.2 to the Registrant's Form S-4).

(23) CONSENTS OF EXPERTS AND COUNSEL

         Exhibit 23.1.

         Consent of Ernst & Young LLP.

(99) ADDITIONAL EXHIBITS

         Exhibit 99.1

         The audited financial statements of Royal Grip, Inc., as of December 31, 1995 and 1996 and the related notes, together with the report of Ernst & Young LLP dated February 14, 1997, except as to Notes 10 and 15 as to which the date is April 11, 1997 and the unaudited condensed financial statements of Royal Grip, Inc. as of June 30, 1997 and the related notes thereto.

         Exhibit 99.2

         The Unaudited Pro Forma Condensed Consolidated Financial Statements which give effect to the Merger as though the Merger occurred as of May 31, 1996 for the purpose of the unaudited pro forma condensed consolidated statement of operations and give effect to the Merger as though the Merger occurred as of May 31, 1997 for the purpose of the unaudited pro forma condensed consolidated balance sheet.




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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ROYAL PRECISION, INC.

Date: September 10, 1997                By:  /s/ Christopher A. Johnston
      ------------------                    ----------------------------------
                                            Christopher A. Johnston, President